UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ParkerVision®

PARKERVISION, INC.
4446-1A HENDRICKS AVE, STE 354
JACKSONVILLE, FL 32207
ATTN: INVESTOR RELATIONS

Your **Vote** Counts!

PARKERVISION, INC.

2026 Annual Meeting

Vote by September 24, 2026
11:59 PM ET

You invested in PARKERVISION, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 25, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

September 25, 2026
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/PRKR2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Jeffrey L. Parker	For
1b.	Anthony B. Bowers	For
2.	To ratify the selection of Frazier & Deeter, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2026.	For

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

ParkerVision®

PARKERVISION, INC.
4446-1A HENDRICKS AVE, STE 354
JACKSONVILLE, FL 32207
ATTN: INVESTOR RELATIONS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/PRKR2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the nominees listed in proposal 1:

1. Election of Directors

Nominees	For	Withhold
1a. Jeffrey L. Parker	☐	☐
1b. Anthony B. Bowers	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To ratify the selection of Frazier & Deeter, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000712212_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

PARKERVISION, INC.
Proxy Solicited by the Board of Directors for the Annual Meeting
To Be Held on September 25, 2026

The shareholder(s) hereby appoint(s) Jeffrey Parker and Paul Rosenbaum, or either of them, with full power of substitution, as proxies, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PARKERVISION, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, Eastern Time on September 25, 2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such instructions are given, this proxy will be voted in favor of electing the director nominees and FOR ratification of the selection of Frazier & Deeter, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2026. This proxy expressly authorizes the proxies to vote in their discretion on any other business properly presented at the Annual Meeting.

Continued and to be signed on reverse side

0000712212_2 R2.09.05.010